                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                            Securities Act of 1934



       Date of Report (Date of earliest event reported):  June 17, 1996

                             BOSTON CHICKEN, INC.
                             --------------------
            (Exact name of registrant as specified in this charter)

              Delaware               0-22802           36-3904053
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            (State or other        (Commission       (IRS Employer
            jurisdiction of         File No.)     Identification No.)
            incorporation)


     14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401-4086
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                   (Address of principal executive offices)


                                (303) 278-9500
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             (Registrant's telephone number, including area code)


                                Not applicable
      -------------------------------------------------------------------
         (Former name or former address, if changes since last report)

     Boston Chicken, Inc. (the "Registrant") hereby amends Item 2 and Item 7 of its Current Report on Form 8-K dated June 17, 1996, filed with the Securities and Exchange Commission on July 2, 1996, and files Exhibits 23.1, 99.1, and 99.2 to that Current Report. Item 2 and Item 7, as amended, appear below in their entirety.

ITEM 2.   Acquisition or Disposition of Assets.

     On June 17, 1996, the Registrant acquired 15,307,421 shares of common stock (adjusted to give effect to a 225-for-1 stock split effected in July 1996), $0.01 par value per share, of Einstein/Noah Bagel Corp. (then known as Einstein Bros. Bagels, Inc.) ("ENBC"), constituting a majority equity interest in ENBC, by completing the previously announced conversion of the Registrant's loan to ENBC. In the loan conversion, two-thirds of the Registrant's loan was converted at a price of $6.38 per share and one-third was converted at a price of $14.42 per share. Such conversion prices represented the estimated per share fair market value of ENBC's common stock plus a negotiated premium, both determined at the time the Registrant committed to loan the respective amounts.

     ENBC operates and franchises specialty retail stores that feature fresh-baked bagels, cream cheese, coffee, and other related products, primarily under the Einstein Bros. Bagels and Noah's New York Bagels brand names. The material relationships between the Registrant and ENBC and certain of the Registrant's officers and ENBC are described under the captions "Management," "Certain Transactions," and "Relationship With Boston Chicken," contained in ENBC's Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on August 5, 1996, as supplemented on August 6, 1996 (the "ENBC Prospectus"). The information contained under such captions is incorporated herein in its entirety by this reference.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired. The financial statements of ENBC required by this item are incorporated herein by reference to pages F-3 through F-24 of the ENBC Prospectus.

     (b) Pro Forma Financial Information. The pro forma financial information required by this item is filed as Exhibit 99.2 hereto and is incorporated herein by such reference:

         A. Unaudited pro forma consolidated condensed balance sheet at April 21, 1996.
         B. Unaudited pro forma consolidated condensed statements of operations for the fiscal year ended December 31, 1995 and for the quarter ended April 21, 1996.
         C. Notes to unaudited pro forma consolidated condensed financial statements.

     (c) Exhibits. See Exhibit Index appearing elsewhere herein, which is incorporated herein by such reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 28, 1996

                                        BOSTON CHICKEN, INC.


                                        By: /s/ Mark A. Link
                                            ----------------
                                            Mark A. Link
                                            Vice President-Financial Reporting
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                                 EXHIBIT INDEX

  Exhibit
  Number                         Exhibits
  -------                        --------

  23.1  Consent of Arthur Andersen LLP.

  99.1  The following pages and sections from the ENBC
        Prospectus: Prospectus cover page,
        "Management," "Certain Transactions,"
        "Relationship With Boston Chicken," and pages
        F-3 through F-24.

  99.2  Unaudited Pro Forma Consolidated Condensed
        Financial Statements.

In the case of incorporation by reference to documents filed by ENBC, ENBC's file number under that Act is 0-21097.